Exhibit 99.1

PeerStream and Chateaux Enter into an Agreement to Execute on Blockchain Professional Services for Enterprise Clients

Synergistic Agreement Expands Blockchain Execution Capabilities and Solutions Offerings

NEW YORK, NY & Westport, CT, Oct. 17, 2018 (GLOBE NEWSWIRE) -- via NEWMEDIAWIRE -- PeerStream, Inc. ("PeerStream," the "Company," "we," "our" or "us") (OTCQB: PEER), a global internet solutions provider driving adoption of emerging blockchain technologies, and Chateaux Software Dev., Inc. (“Chateaux”), one of the leading enterprise blockchain solution development organizations, today announced the signing of a Master Services Agreement (“MSA”).

Under the MSA, PeerStream and Chateaux expect to jointly collaborate and execute on the development, marketing and sale of PeerStream’s blockchain-based service offerings, and Chateaux will provide additional services to PeerStream to support the growth of PeerStream’s Business Solutions division pursuant to statements of work under the MSA. By entering into the MSA, PeerStream expects that it will be able to expand the breadth of its service capabilities and client reach in order to address the high growth market opportunity of blockchain solutions for enterprise and public-sector clients. The MSA is effective immediately.

Chateaux has recently emerged as one of the leading enterprise blockchain solution development organizations and is widely known for being a premier technology partner with IBM Blockchain and Microsoft, and an AWS Partner Network (APN) Partner. A 30-year technology services and solutions provider with development teams in several locations, including the U.S. and India, Chateaux has provided high-quality corporate applications and automated processes to prominent companies such as the NFL, Dannon, Pepsi, Honda, and Heineken.

PeerStream, through its Business Solutions group, has been expanding its service offerings to include a broad array of blockchain integration services targeting a variety of industries, including financial services, media & telecom, supply chain and healthcare. PeerStream’s proprietary software, PSP, which is expected to launch in 2019, has been licensed by ProximaX Limited, the developer of a next-generation, blockchain-based, decentralized platform.

“This is a significant step forward for PeerStream, as we believe our ability to expand our blockchain services will better position us to meet growing demand,” said Alex Harrington, Chief Executive Officer. “Chateaux’s proven record of success in implementing blockchain solutions with partners such as IBM Blockchain, Microsoft and Amazon Web Services (AWS) makes them a great resource for us and prospective clients.”

Ken Zimmerman, CEO of Chateaux, commented, “We are truly excited about the opportunity to work with PeerStream to jointly provide enterprise blockchain solutions. Chateaux has a strong, established blockchain practice, along with a long history of providing various technology solutions to our corporate clients, from enterprise data management and analytics to architecture, design, development and integration of web and mobile applications. Now, as demand for blockchain-enabled solutions continues to grow, combining Chateaux’s execution capabilities with PeerStream’s global reach promises to be the start of a strong and profitable partnership.”

About PeerStream, Inc. (OTCQB: PEER)

PeerStream is a global internet solutions provider pioneering the real-world adoption of emerging blockchain technologies by developing software, services and applications for corporate clients and consumers. The Company's Business Solutions group is able to provide advisory and implementation services to enterprise clients to help them meet strategic objectives using blockchain technology. PeerStream is also able to offer support to enterprise clients seeking to transition to blockchain-based technologies through the licensing of proprietary software such as PSP, a protocol for decentralized multimedia communications and live video streaming currently in development. For nearly twenty years, the Company has built and continues to operate innovative consumer apps, including Paltalk, one of the largest live video social communities, and Backchannel, a blockchain-based secure video messaging app expected to launch in private beta form in late 2018. PeerStream has a long history of technology innovation and holds 26 patents.

About Chateaux

Chateaux has emerged as one of the leading enterprise blockchain solution development organizations, widely known as a premier technology partner with IBM Blockchain and Microsoft, and an AWS Partner Network (APN) Partner. Chateaux’s blockchain solutions have garnered front-page attention with platforms in the event ticketing, financial services and energy delivery industries.

For more than 30 years, and across numerous industries, Chateaux has specialized in Enterprise Mobile and Web Application Development and Integration, Analytics, Data Warehousing and Data Management, Cloud Computing, User Interface and User Experience Design. Chateaux’s technology-enabled business solutions and services have helped clients drive informed strategic decisions with real-time operational impact for some of the best-known corporate names, including NFL, Dannon, Pepsi, Honda, Heineken and many others. For more information go to: https://chatsoft.com.

For more information, please visit: http://www.peerstream.com.

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Forward-Looking Statements

This press release contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively market and generate revenue from our new business solutions unit; our ability to generate and maintain active subscribers and to maintain engagement with our user base; development and acceptance of blockchain technologies and the continuing growth of the blockchain industry; the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants; legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency; our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PSP; our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt, equity or initial coin offerings; our ability to develop, establish and maintain strong brands; the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies; our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements; our ability to effectively consummate one or more strategic alternatives with respect to our non-core properties; our reliance on our executive officers; and our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Contacts:

PeerStream

IR@peerstream.com

Chateaux

info@chatsoft.com